July 2024 Corporate Presentation Advancing Medicines for Solid Tumors

Important Notice and Disclaimers Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company’s current views about future events and is subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “plan”, “predict”, “expect”, “estimate”, “anticipate”, “intend”, “goal”, “strategy”, “believe”, “could”, “would”, “potential”, “project”, “continue” and similar expressions and variations thereof. Forward-looking statements may include statements regarding the Company’s business strategy, cash flows and funding status, potential growth opportunities, clinical development activities, the timing and results of preclinical research, clinical trials and potential regulatory approval and commercialization of product candidates. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements. Any forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in documents the Company has filed with the SEC. Any forward-looking statements speak only as of the date of this presentation and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. This presentation discusses product candidates that are under preclinical and clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. While the Company believes its internal research is reliable, such research has not been verified by any independent source. All the scientific, preclinical and clinical data presented within this presentation are – by definition prior to completion of the clinical trial and a clinical study report – preliminary in nature and subject to further quality checks including customary source data verification. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Forward Looking Statement Executive Summary Context Therapeutics Inc. - July 20242

Executive Summary

Building a T cell Engager (TCE) Pipeline

TCEs are Gaining Momentum

Recent TCE clinical data demonstrates promising efficacy and safety in solid tumors

- Clinical activity across a broad range of targets, including Claudin 18.2, DLL3, PSMA, and STEAP1
- Responses in "cold" tumors, including neuroendocrine, pancreatic, prostate, and small cell lung cancer
- Promising safety with low rate of Grade $\geq$ 3 cytokine release syndrome (CRS)

Potentially Best-in-Class Assets

CTIM-76: Claudin 6 (CLDN6) x CD3 bispecific antibody

- CLDN6 is overexpressed in ovarian, endometrial, lung, and other solid tumors
- CTIM-76 was designed to bind selectively to CLDN6 over similar claudin family members, including CLDN3/4/9

CT-95: Mesothelin (MSLN) x CD3 bispecific antibody

- MSLN is overexpressed in ovarian, pancreatic, lung, and other solid tumors
- CT-95 was designed to bind selectively to membrane-bound MSLN to enhance drug exposure and activity

Well Capitalized

Strong financial position with high quality investor base

- $100M private placement in May 2024
- Anticipated cash runway into 2028

3 Context Therapeutics Inc. - July 2024

Executive Summary

Pipeline

PROGRAM	TARGET	ADDRESSABLE MARKET (U.S. ONLY)	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	RECENT & ANTICIPATED MILESTONES
CTIM-76	Claudin 6 (CLDN6)	> 50,000 patients					**IND cleared** April 2024 **First patient dose expected** Mid 2024
CT-95	Mesothelin (MSLN)	> 100,000 patients					**Asset acquisition** July 2024 **First patient dose expected** 1Q 2025

CTIM-76: CLDN6 x CD3


α-CLDN6
Fab
α-CD3
scFv

- Highly selective for CLDN6 over CLDN3/4/9
- Potent CD3 induction without broad cytokine activation

CT-95: MSLN x CD3


α-MSLN
Fab
α-CD3
scFv

- Avidity optimized to avoid shed (soluble) MSLN sink
- Sterically hindered CD3 to avoid T cell crosslinking

4 Context Therapeutics Inc. - July 2024

CT-95 Acquisition Rationale Executive Summary Context Therapeutics Inc. - July 20245 Portfolio Alignment • Bispecific T cell engager • Enriched in solid tumors High-quality Asset • Potentially first-in-class and best-in-class • Promising efficacy and safety in preclinical models Rapid Path to Clinical Proof of Concept • CT-95 is IND cleared • Drug product released and available for patient dosing Disciplined M&A • CT-95 asset purchase and Phase 1 dose escalation trial funded with existing cash

Rationale for T Cell Engagers Context Therapeut ics Inc . - Ju ly 20246

T Cell Engaging Bispecific Antibodies TCEs are engineered to activate an immune response against cancer Rationale for T Cell Engagers Context Therapeutics Inc. - July 20247 Mechanism of Action • T cell engagers are antibodies engineered to redirect the immune system’s T cells to recognize and kill cancer cells • They are designed to bind to a target antigen expressed on a cancer cell and to an immune activator on T cells, such as CD3 • These therapeutic molecules then engage T cells that are present in tumors but not capable of recognizing cancer cells, redirecting their activity toward the tumor T Cell Cancer Cell TCE Bispecific Antibody Target Antigen CD3 Cancer Cell Killing

Realizing the Full Potential of T cell Engagers (TCE) Rationale for T Cell Engagers Context Therapeutics Inc. - July 20248 Poor antigen selection Rapid T cell induction Short half-life Few TCE platforms; not customizable Tumor restricted antigens Premedication + step-dosing Therapeutic half-life Many TCE platforms; customizable 1 2 3 4 1 2 3 4 Historical Challenges Our Solution

Rationale for T Cell Engagers

TCE Bispecifics are Gaining Momentum

Recent data supports promising efficacy with low rate of Grade ≥ 3 cytokine release syndrome (CRS)

	AMGEN	HARPOON Therapeutics	Innovent	Janux		AMGEN
Asset	**Tarlatamab (AMG757)**	**HPN328**	**IBI389**	**JANX007**		**Xaluritamig (AMG509)**
Bispecific Format	HLE BiTE (truncated Fc)	TriTAC (albumin)	1 +1	TRACTr (albumin)		XmAb 2 x 1
Target x Effector	DLL3 x CD3	DLL3 x CD3	CLDN18.2 x CD3	PSMA x CD3		STEAP1 x CD3
Indication	Small Cell Lung	Small Cell Lung	Pancreatic	Prostate Cancer		Prostate Cancer
Normal tissue expression	Absent or limited	Absent or limited	Gastrointestinal (GI)	Brain, endocrine, GI, pancreas, prostate, skin, marrow		Brain, respiratory, prostate
CD3 Detuning	No	No	Moderate (~10x)	Masked		Moderate (~7x; 27 vs 4 nM)
Stage	Phase 2	Phase 1b	Phase 1	Phase 1a		Phase 1
Selected Cohorts	10 mg	1st step dose ≥ 6 mg	600 µg/kg (RP2D)	1st dose ≥ 0.1 mg	1st step dose ≥ 0.2 mg	Target dose ≥ 0.75 mg
Patients (n)	100	19	27	18	6	44
Efficacy	**ORR: 40%** **mPFS: 4.9 months**	**ORR: 32%**	**ORR: 29%** (IHC 2+/3+ ≥10%) **ORR: 38%** (IHC 2+/3+ ≥40%)	**PSA50: 56%** **PSA90: 6%**	**PSA50: 83%** **PSA90: 17%**	**PSA50: 59%** **PSA90: 36%**
≥ G3 CRS	**1%**	**3%**	**0%**	**0%**	**0%**	**2%**
≥ G3 TRAEs	n.d.	25%	61%	28%	17%	55%
Reference	Ahn 2023	ESMO 2023	ASCO 2024	12 Feb 2024 data cutoff	12 Feb 2024 data cutoff	Kelly 2023

9 Context Therapeutics Inc. - July 2024

Information provided in the table above as of June 10, 2024 and is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

CTIM-76 CLDN6 x CD3 bispecific antibody Context Therapeut ics Inc . - Ju ly 202410

CTIM-76 Program

CLDN6 is an Oncofetal Protein

Oncofetal proteins are considered favorable candidates for immunotherapy

Oncofetal Characteristics of CLDN6

- Normally present at higher levels during embryonic development
- Turned off or have low levels of expression in adult tissues
- Increased expression across many solid tumors


Extracellular Loops:
Site of interaction for
potential therapeutic antibodies
EXTRACELLULAR
SPACE
CYTOPLASM
N-term
Loop
C−term
Site of phosphorylation
and interaction with
signaling molecules

Huan, Mol Med Reports, 2021

11 Context Therapeutics Inc. - July 2024

CTIM-76 Program

CLDN6 Therapies Have the Potential to Reach a Large Patient Population

>50,000 patients per year in the US only in Relapse/Refractory (R/R) Setting

Initial indications of interest based on:

- CLDN6 prevalence
- Patient population size
- Observed clinical responses
- Potential accelerated pathway

Selected Cancer indications	Incidence	R/R Incidence	CLDN6 Positive	Patient Population Based on R/R Incidence
Endometrial	65,900	14,000	51%[1]	**7,140**
Ovarian	19,900	12,800	44%[1]	**5,632**
Testicular	9,910	400	94%[1]	**376**
Non-Small Cell Lung	201,229	110,653	26%[1]	28,769
Breast	290,600	43,800	2-41%[2,8,9]	9,417
Gastric	26,380	11,090	13-55%[6,7]	3,771
Sarcoma	17,100	12,390	20%[11]	2,478
Glioma	19,000	10,000	21%[6]	2,100
Bladder	81,180	17,100	2-8%[2,10]	855
Small Cell Lung	35,511	19,527	2%[2]	391
Malignant Rhabdoid	50	500	29-44%[2,3-5]	183

12 Context Therapeutics Inc. - July 2024

1 Context internal data; **2** Reinhard, Science, 2020; **3** Wang, Diagn Pathol., 2013; **4** Micke, Intl J Cancer, 2014; **5** Soini, Pol J Path, 2022; **6** Antonelli, Brain Pathol., 2011; **7** Sullivan, Am J Surg Pathol., 2012; **8** Jia, Intl J Clin Exp Pathol., 2019; **9** Yafang, J Breast Cancer, 2011; **10** Ushiku, Histopath., 2012; **11** Mackensen, Nature Medicine, 2023. Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; CLDN6 target prevalence is based on IHC or RNAseq from published reports. Patient population derived from midpoint of CLDN6 positive population multiplied by R/R incident population.

CTIM-76 Program

Developing a Highly Selective CLDN6 Antibody is Challenging


Human CLDN Family Tree
CLDN9
CLDN6
CLDN4
CLDN3
CLDN5
CLDN8
CLDN17
CLDN2
CLDN14
CLDN20
CLDN7
CLDN1
CLDN19
CLDN34
CLDN12
CLDN23
CLDN16
CLDN24
CLDN22
CLDN25
CLDN18
CLDN11
CLDN15
CLDN10

- CLDN6 antigen is **conformationally dependent**, which limits access to antibody-antigen binding
- Antigen binding region is **highly conserved** with CLDN3, CLDN4, and CLDN9, making CLDN6-selective binding a challenge[1]
- CLDN6 **selectivity is required** to avoid off-target liabilities identified in murine knockout and knockdown studies with CLDN3 (intestine)[2], CLDN4 (liver, pancreas)[3], and CLDN9 (liver, ear)[4]

1 Screnci, Cancer Res, 2022; **2** Tanaka, J Hepatol, 2018; **3** Cordat, Physiology, 2019; Li, FEBS Open Bio, 2020; **4** Nakano, PLoS Genet, 2009

13 Context Therapeutics Inc. - July 2024

CTIM-76 Program

CTIM-76: Claudin 6 x CD3 T cell Engaging (TCE) Bispecific Antibody


α-CLDN6
Fab
α-CD3
scFv
Silenced Fc
IgG1
backbone

Established bispecific format

- Highly selective CLDN6 binding fragment antibody-binding (Fab) arm
- Immunostimulatory CD3 binding single-chain fragment variable (scFv) domain is functionally monovalent to avoid aberrant T-cell activation
- The fragment crystallizable region (Fc region) is the tail region of an antibody that interacts with cell surface receptors called Fc receptors. A mutation has been inserted into the Fc domain to silence the Fc domain function and avoid T-cell activation by Fc-gamma receptor positive cells

Potentially wide therapeutic window

- T-cell dependent cellular cytotoxicity with no or minimal activation of circulating cytokines
- Humanized CLDN6 and CD3 binding domains

Ease of manufacturing

- IgG1 backbone is highly stable and enables high yield

14 Context Therapeutics Inc. - July 2024

CTIM-76 Program CTIM-76: T cell engaging (TCE) CLDN6 x CD3 Bispecific Antibody Context Therapeutics Inc. - July 202415 Selectivity Potency In Vivo Efficacy • CTIM-76 CLDN6 EC50 of 3.41 nM (binding) • CTIM-76 preferentially binds to CLDN6 over CLDN3/4/9 • CLDN3/4/6/9 were transiently transfected in HEK-293F cells (4:1 Target:GFP) >10,000x • Potency assay provides a better assessment for a TCE bispecific than binding assays for off-target liabilities associated with CLDN3, CLDN4, or CLDN9 • CTIM-76 CLDN6 EC50 of 0.0004 nM (cytotoxicity) • CTIM-76 preferentially targets CLDN6, with minimal binding and cytotoxicity against CLDN9-expressing cells >500x 0 150 300 450 600 0 7 14 21 Tu m or V ol um e (m m 3) Day Vehicle 0.01mg/kg 0.1mg/kg 1.0mg/kg Tumor Regression • CTIM-76 effectively engaged systemically administered human PBMC cells to promote significant tumor regression and complete responses in OVCAR3 (~96,000 CLDN6 copies per cell) ovarian xenograft models in mice • CTIM-76 was well tolerated in OVCAR3 xenograft study • NSG-b2m knockout mice (n=14/arm) engrafted with human PBMCs and bearing advanced subcutaneous OVCAR3 tumor xenografts were treated twice per week

CTIM-76 Program

CTIM-76 Phase 1a/b Study

An open-label, multi-center, dose escalation / expansion, safety, and PK study


Part 1 – Dose Escalation (40 patients)
Dose Escalation:
Single patient with step dosing
≥ Grade 2 AE
Dose Escalation:
3 + 3 with step dosing
(3-6 patients per cohort)
MTD or RP2D
Part 2 – Dose Expansion (30 patients)
Cancer type to be selected based upon
Dose Escalation data;
Two doses to be evaluated

- **Target population**
  - Platinum resistant ovarian cancer
  - Endometrial and testicular cancer relapsed to standard of care
- **Biomarker stratification**
  - CLDN6+ positive (10% ≥ 1+) ovarian and endometrial
  - Due to high CLDN6 prevalence, testicular cancer does not require prospective screening
- **Trial objectives**
  - Assess safety and tolerability at increasing dose levels
  - Pharmacokinetic and pharmacodynamic data
  - Evaluate preliminary anti-tumor activity
- **Dosing and Administration**
  - Weekly IV infusion starting at 22.5 µg, corresponding to MABEL dose
  - Premedication (steroid + NSAID) and step dosing to manage cytokine release syndrome (CRS)

MABEL = minimum anticipated biological effect level; **MTD** = maximum tolerated dose; **RP2D** = recommended Phase 2 dose

16 Context Therapeutics Inc. - July 2024

CTIM-76 Competitive Landscape CLDN6 x CD3 T Cell Engaging Bispecifics CTIM-76 XmAb541 AMG794 SAIL66 NBL-028 Undisclosed Company Context Xencor Amgen Chugai NovaRock Beigene Stage IND Open IND Open Ph 1 (active, not recruiting)1 Ph 1 Ph 1 IND filed Dec 2023 Bispecific Format 1 + 1 2 + 1 HLE Bite Dual Specific Fab 1 + 1 n.d. CLDN6 Selectivity High Moderate / High2 High3 Moderate4 Moderate5 n.d. Preclinical Tolerability Well tolerated Well tolerated Poor tolerability Poor tolerability n.d. n.d. Avidity Enhanced No Yes No No No n.d. Target:CD3 Affinity 1 7 10 ~1,000 n.a. (targets CD137) n.d. Half-life 1 week 2 weeks < 1 week 3 weeks 2 weeks n.d. CTIM-76 Program Context Therapeutics Inc. - July 202417 1 Clinical trials.gov accessed on June 10, 2024 2 Faber, AACR 2021; Patent US11739144 3 Rucker, SITC 2023; Pham, AACR 2022; Patent WO2022096700 4 Kamikawa, SITC 2023; Patent WO2021006328 5 Tong, AACR 2022 N.D.= not disclosed. Information provided in the table above is for illustrative purposes only and is not a head-to- head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

CT-95 MSLN x CD3 bispecific antibody Context Therapeut ics Inc . - Ju ly 202418

MSLN Therapies Have the Potential to Reach a Large Patient Population >100,000 patients per year in the US only in Relapse/Refractory (R/R) Setting CT-95 Program 19 Context Therapeutics Inc. - July 2024 Selected Cancer indications Incidence R/R Incidence MSLN Positive MLSN Med/High Patient Population Based on R/R Incidence Non-Small Cell Lung 201,229 110,653 55% 36% 60,859 Pancreatic 66,440 51,750 80% 61% 41,400 Ovarian 19,900 12,800 90% 80% 11,520 Mesothelioma 3,000 2,500 70% 60% 1,750 Colon 152,810 53,010 41% 17% 21,734 Esophageal 22,370 16,130 41% 26% 6,613 Endometrial 65,900 14,000 45% 23% 6,300 Gastric 26,380 11,090 49% 23% 5,434 Breast (TNBC) 62,054 15,500 30% 18% 4,650 Cervical 13,820 4,360 42% 21% 1,831 Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; MSLN target prevalence is based on Simon et al, Biomedicines, 2021. Patient population derived from MSLN positive population multiplied by R/R incident population. Initial indications of interest based on: • MLSN prevalence • Patient population size • Potential accelerated pathway

MSLN Target Biology Fragmented (shed) MSLN in tumor microenvironment requires a creative solution to overcome CT-95 Program Context Therapeutics Inc. - July 202420 • MSLN is bound to tumor cells via a GPI-anchor • Like many GPI-anchored proteins, MLSN can be cut into smaller fragments1,2 • Fragmented MLSN serves as a competitive sink, preventing antibodies from binding to the tumor, which can lead to suboptimal drug exposure and efficacy Challenge 1 Zhang, Transl Oncol, 2022; 2 Liu, Commun Biol, 2020; GPI = Glycosylphosphatidylinositol • 1st generation MSLN antibodies bind to shed MSLN fragments (e.g., HPN-536) • 2nd generation MSLN programs target epitopes close to the cell surface (e.g., CT-95) Solution Tumor Cell Cleavage Precursor MSLN Protein MSLN Fragment GPI GPI

CT-95 Program

CT-95: MSLN x CD3 T cell Engaging (TCE) Bispecific Antibody


α-MSLN
Fab
Silenced Fc
α-CD3
scFv
IgG1
backbone

Novel design to overcome mesothelin (MSLN) sink

- Binds to membrane-proximal MSLN
- Cooperative binding results in high affinity binding of CT-95 to tumor

Potentially wide therapeutic window

- No crosslinking with shed MSLN, mitigating off-tumor T cell activation
- Cooperative binding of MSLN on tumor surface crosslinks CD3, activating T cells

Ease of manufacturing

- IgG1 backbone is highly stable and enables high yield
- Drug product ready for Phase 1 trial

21 Context Therapeutics Inc. - July 2024

CT-95 Program

Two-Pronged Approach to Overcoming Soluble MSLN Sink Challenge

Binds MSLN Epitope Close to Cell Surface


Far
From cell surface
Amatuximab
MORAb-009 mAb
Anetumab
BAY 94-9343 ADC
CT-95
Binds membrane-proximal epitope
Close
To cell surface

+

Activates T cells Through Cooperative Binding


No crosslinking with shed MSLN
MSLN on tumor crosslinks CD3
Tumor
CD3
T cell
No T cell activation
Potent T cell activation

22 Context Therapeutics Inc. - July 2024

CT-95 Program

CT-95 Intended to Overcome MSLN Sink

Competitor program (HPN-536, Harpoon Therapeutics) binds to MSLN fragments in a dose proportional manner, limiting therapeutic exposure

Medium MSLN Expression

4k copies per cell


SKOV-3 Cytotoxicity
% Cytotoxicity
log (conc. nM)
α-MSLN
α-CD3
CT-95
+10nM MSLN
+30nM MSLN


SKOV-3 Cytotoxicity
% Cytotoxicity
log (conc. nM)
α-MSLN
albumin
α-CD3
HPN-536
+10nM MSLN
+30nM MSLN

High MSLN Expression

27k copies per cell


OVCAR-3 Cytotoxicity
% Cytotoxicity
log (conc. nM)
CT-95
+10nM MSLN
+30nM MSLN


OVCAR-3 Cytotoxicity
% Cytotoxicity
log (conc. nM)
45X
110X
HPN-536
+10nM MSLN
+30nM MSLN

HPN-536 clones are not derived from the original manufacturer and were produced for this research study based on the published sequence of their antibody variable chains; thus, the clones used in this study are biosimilars and may not be identical to the antibodies formulated for clinical development.

23 Context Therapeutics Inc. - July 2024

CT-95 Program

CT-95 is Highly Active and Well Tolerated Across In Vivo Models

Complete tumor regressions in mice at doses ≤ 0.05 mg/kg

Primary Lesion Model

Ovarian cancer line OVCAR3 flank implantation tumor model


Day 1
Day 70
Vehicle Control
CT-95
0.05 mg/kg

Metastatic Lesion Model

OVCAR3 pre-passaged in mice to generate aggressive, metastatic tumor model


Day 2
Day 16
Day 37
Vehicle Control
CT-95
0.05 mg/kg
CT-95
0.1 mg/kg
CT-95
0.5 mg/kg

24 Context Therapeutics Inc. - July 2024

CT-95 Program CT-95 Competitive Landscape Context Therapeutics Inc. - July 202425 2nd Generation 1st Generation Company Context Zymeworks3 Numab4 Navrogen5 Harpoon AbbVie Asset CT-95 ZW171 NM28-2746 NAV-003 HPN-536 ABBV-428 Format 2 + 2 2 + 1 Trispecific 2 + 2 TriTAC 2 + 2 PK Enhancement Fc Fc Albumin Fc Albumin Fc Avoids MSLN sink ✘ ✘ High potency TCE ✘ ✘ Consistent half life ✘ ✘ Program Status Phase 1 start Q1 2025 Phase 1 start 2H 2024 Preclinical Preclinical Phase 1 (discontinued) Phase 1 (discontinued) 1st generation MSLN T cell engagers (TCE) were discontinued due to poor efficacy – HPN-536: poor drug exposure due to binding to shed MSLN and albumin1 – ABBV-428: 0% overall response rate at highest dose tested (3.6 mg/kg)2 1 Harpoon Therapeutics Corporate Presentation, 4 June 2021; 2 Fong, J Immunother Cancer, 2021; 3 Piscitelli, PEGS Boston, 2023; 4 Urech, Oncoimmunology, 2023; 5 Kline, Eur J Immunol, 2023. Information provided in the table above is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

Corporate 26 Context Therapeut ics Inc . - Ju ly 2024

Corporate Experienced Leadership Team • Experienced team • Our management team is supported by a Board with strong public company operating and governance experience Focus on Execution Martin Lehr CEO and Director Alex Levit, Esq Chief Legal Officer Jennifer Minai, CPA Chief Financial Officer Chris Beck, MBA SVP Operations Context Therapeutics Inc. - July 202427

Corporate Investment Highlights (Nasdaq: CNTX) Solid Tumors Large Unmet Need Claudin 6 + Mesothelin High-Value Targets CTIM-76 first patient mid-2024 CT-95 first patient Q1 2025 Anticipated Milestones Oncology experience Strong Team Expected cash runway into 2028 Cash Runway Context Therapeutics Inc. - July 202428

Advancing Medicines for Solid Tumors © Context Therapeutics 2024